                                                                Exhibit 99(m)(b)

                                 JPMORGAN FUNDS
                                     FORM OF
                          COMBINED AMENDED AND RESTATED
                                DISTRIBUTION PLAN

     SECTION 1. This Combined Amended and Restated Distribution Plan ("Plan") has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the "Trust"), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), and relates to the classes of shares of beneficial interest ("Shares") specified in Schedule B (each a "Class"). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

     SECTION 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column "Distribution Fee" on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. ("NASD") on each Fund and its distributor ("Distributor").

     SECTION 3. Amounts set forth under the column "Distribution Fee" on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management;
(viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor's distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

     SECTION 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not "interested persons" of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it ("Non-Interested Trustees"), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

     SECTION 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

     SECTION 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

     SECTION 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class.

     SECTION 8. Any agreement related to this Plan shall be made in writing and shall provide:

            (a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days' written notice to any other party to the agreement; and

            (b) that such agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     SECTION 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column "Distribution Fee" on Schedule B hereto unless such amendment is approved by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted:  August 19, 2004, as amended effective February 19, 2005

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                                   SCHEDULE A
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                          (Effective February 19, 2005)

NAME OF ENTITY                                  STATE AND FORM OF ORGANIZATION
------------------------------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.     Maryland corporation
J.P. Morgan Mutual Fund Group                   Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust        Massachusetts business trust
JPMorgan Trust I                                Delaware statutory trust
Undiscovered Managers Funds                     Massachusetts business trust

                                   SCHEDULE B
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                          (EFFECTIVE FEBRUARY 19, 2005)

MONEY MARKET FUNDS

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                               SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury        JPMorgan 100% U.S. Treasury
Securities Money Market Fund       Securities Money Market Fund                 Morgan                         0.10%
                                                                                Reserve                        0.25%

JPMorgan California Municipal      JPMorgan California Tax Free Money
Money Market Fund                  Market Fund                                  Morgan                         0.10%

JPMorgan Federal Money Market
Fund                               JPMorgan Federal Money Market Fund           Morgan                         0.10%
                                                                                Reserve                        0.25%

JPMorgan New York Municipal        JPMorgan New York Tax Free Money
Money Market Fund                  Market Fund                                  Morgan                         0.10%
                                                                                Reserve                        0.25%

JPMorgan Prime Money Market Fund   JPMorgan Prime Money Market Fund             Reserve                        0.25%
                                                                            Cash Management                    0.50%

JPMorgan Tax Free Money Market
Fund                               JPMorgan Tax Free Money Market Fund          Morgan                         0.10%
                                                                                Reserve                        0.25%

EQUITY FUNDS

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Asia Equity Fund          JPMorgan Fleming Asia Equity Fund            Class A                        0.25%

JPMorgan Capital Growth Fund       JPMorgan Capital Growth Fund                 Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Disciplined Equity Fund   JPMorgan Disciplined Equity Fund             Class A                        0.25%

JPMorgan Diversified Fund          JPMorgan Diversified Fund                    Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Dynamic Small Cap Fund    JPMorgan Dynamic Small Cap Fund              Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Emerging Markets Equity   JPMorgan Fleming Emerging Markets
Fund                               Equity Fund                                  Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Global Healthcare Fund    JPMorgan Global Healthcare Fund              Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Growth and Income Fund    JPMorgan Growth and Income Fund              Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan International Equity      JPMorgan Fleming International Equity
Fund                               Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan International Growth      JPMorgan Fleming International Growth
Fund                               Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan International             JPMorgan Fleming International
Opportunities Fund                 Opportunities Fund                           Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan International Small Cap   JPMorgan Fleming International Small
Equity Fund                        Cap Equity Fund                              Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan International Value       JPMorgan Fleming International Value
Fund                               Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Intrepid America Fund     JPMorgan Intrepid America Fund               Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Intrepid Contrarian       JPMorgan Intrepid Investor Fund              Class A                        0.25%
Fund                                                                            Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Intrepid European Fund    JPMorgan Fleming Intrepid European
                                   Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Intrepid Growth Fund      JPMorgan Intrepid Growth Fund                Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Intrepid Value Fund       JPMorgan Intrepid Value Fund                 Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Japan Fund                JPMorgan Fleming Japan Fund                  Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Market Neutral Fund       JPMorgan Market Neutral Fund                 Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Mid Cap Equity Fund       JPMorgan Mid Cap Equity Fund                 Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Mid Cap Growth Fund       JPMorgan Mid Cap Growth Fund                 Class A                        0.25%
                                                                                Class B                        0.75%

JPMorgan Mid Cap Value Fund        JPMorgan Mid Cap Value Fund                  Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Small Cap Equity Fund     JPMorgan Small Cap Equity Fund               Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Tax Aware International   JPMorgan Fleming Tax Aware
Opportunities Fund                 International Opportunities Fund             Class A                        0.25%

JPMorgan Tax Aware U.S. Equity     JPMorgan Tax Aware U.S. Equity Fund          Class A                        0.25%
Fund                                                                            Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan U.S. Equity Fund          JPMorgan U.S. Equity Fund                    Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Value Advantage Fund      N/A                                          Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

Undiscovered Managers Behavioral   Undiscovered Managers Behavioral
Growth Fund                        Growth Fund                                  Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%
                                                                               Investor                        0.35%

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Behavioral   Undiscovered Managers Behavioral
Value Fund                         Value Fund                                   Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

Undiscovered Managers REIT Fund    Undiscovered Managers REIT Fund              Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

Undiscovered Managers Small Cap
Growth Fund                        UM Small Cap Growth Fund                     Class A                        0.25%

FIXED INCOME FUNDS

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                 JPMorgan Bond Fund                           Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan California Tax Free
Bond Fund                          JPMorgan California Bond Fund                Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%
                                                                                Class A                        0.25%

JPMorgan Enhanced Income Fund      JPMorgan Enhanced Income Fund

JPMorgan Global Strategic Income   JPMorgan Global Strategic Income Fund        Class A                        0.25%
Fund                                                                            Class B                        0.75%
                                                                                Class C                        0.75%
                                                                                Class M                        0.50%

JPMorgan Intermediate Tax Free     JPMorgan Intermediate Tax Free Income
Bond Fund                          Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan New Jersey Tax Free       JPMorgan New Jersey Tax Free Income
Bond Fund                          Fund                                         Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

                                                                                                         DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
NEW NAME AS OF FEBRUARY 19, 2005   NAME AS OF AUGUST 19, 2004                 SHARE CLASS         ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan New York Tax Free Bond    JPMorgan New York Intermediate Tax
Fund                               Free Income Fund                             Class A                        0.25%
                                                                                Class B                        0.75%
                                                                                Class C                        0.75%

JPMorgan Short Term Bond Fund      JPMorgan Short Term Bond Fund                Class A                        0.25%

JPMorgan Short Term Bond Fund II   JPMorgan Short Term Bond Fund II             Class A                        0.25%
                                                                                Class M                        0.35%

JPMorgan Tax Aware Enhanced        JPMorgan Tax Aware Enhanced Income
Income Fund                        Fund                                         Class A                        0.25%

JPMorgan Tax Aware Real Income     JPMorgan Tax Aware Real Income Fund          Class A                        0.25%
Fund                                                                            Class B                        0.75%
                                                                                Class C                        0.75%